Exhibit 99.3

FOURTH QUARTER 2019 Fixed Income Supplemental Aventura Shopping Center Miami, FL Brick Walk Bridgeport, CT Grand Ridge Plaza Seattle, WA The Village at Riverstone Sugar Land, TX Broadway Market Seattle, WA Mellody Farm Chicago, IL Regency Centers

Fourth Quarter and Full Year 2019 Highlights

- For the three months ended December 31, 2019, Net Income Attributable to Common Stockholders ("Net Income") of $0.24 per diluted share.
- Fourth quarter NAREIT Funds From Operations ("NAREIT FFO") of $1.00 per diluted share.
- Year-to-date same property Net Operating Income ("NOI"), excluding termination fees, increased 2.1%, as compared to the same period in 2018.
- As of December 31, 2019, the same property portfolio was 95.1% leased.
- Fourth quarter total comparable leasing volume of approximately 1.8 million square feet of new and renewal leases, with total rent spreads of 11.3%.
- On a trailing twelve months basis, rent spreads on comparable new and renewal leases were 13.1% and 7.4%, respectively, with total rent spreads of 8.5%.
- During the fourth quarter, Regency sold three shopping centers for combined sales price of approximately $58.8 million.
- For the full year 2019, the Company started nearly $265 million of developments and redevelopments and completed $230 million at a projected stabilized yield of 7.2%.
- As previously disclosed, during 2019 the Company further enhanced its already strong balance sheet through the issuance of $725 million of 30 and 10-year unsecured notes, and a forward equity issuance of approximately $130 million at nearly $68.00 per share.
- During the quarter, Regency was included in *Newsweek's* inaugural America's Most Responsible Companies 2020 list. The Company was named as one of the Top 10 companies in the Real Estate and Housing sector.
- On February 4, 2020, Regency's Board of Directors (the "Board") declared a quarterly cash dividend on the Company's common stock of $0.595 per share, representing an annualized increase of 1.7%.

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Credit Ratings and Select Ratios Unsecured Public Debt Covenants(i) Required 9/30/19 6/30/19 3/31/19 12/31/18 Fair Market Value Calculation Method Covenants Total Consolidated Debt to Total Consolidated Assets ≤ 65% 29% 28% 28% 28% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% 4% 4% 4% Consolidated Income for Debt Service to Consolidated Debt Service(ii) ≥ 1.5x 5.3 5.5 5.4 5.1 Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 358% 372% 371% 372% Credit Ratings Agency Credit Rating Outlook Date S&P BBB+ Positive 8/7/2018 Moody's Baa1 Positive 9/20/2019 Updated through 12/31/19 i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission. ii. Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing. 3

Capital Structure & Liquidity Profile Debt Composition Pro-Rata %15.3 Billion Total Capitalization EQUITY UNSECURED DEBT – BONDS SECURED DEBT UNSECURED DEBT – BANK CREDIT FACILITIES UNSECURED BONDS SECURED FIXED TERM LOAN LINE OF CREDIT SECURED VARIABLE Secured vs. Unsecured UNSECURED SECURED Liquidity Profile ($ millions) 12/31/19 Unsecured Credit Facility - Committed 1,250 Balance Outstanding (220) Undrawn Portion of Credit Facility 1,030 Cash, Cash Equivalents & Marketable Securities 116 Total Liquidity 1,146

Maturity Schedule Debt Maturity Profile ($mm) Target: <15% of total debt maturing annually UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT - BONDS UNSECURED DEBT - BANK Wtd Avg Interest Rate: 3.8% Wtd Avg Yrs to Maturity: 9+ Yrs Total Pro Rata Debt: $4.4B (i) Unsecured revolving credit facility maturity date through 2022, the Company has two 6 month options to extend through 2023. Source: Company Filings as of 12/31/2019 5

Follow us Fourth Quarter 2019 Earnings Conference Call Thursday, February 13th, 2020 Time: 11:00 AM ET Dial#: 877-407-0789 or 201-689-8563 Webcast: investors.regencycenters.com Contact Information: Laura Clark Senior Vice President — Capital Markets 904-598-7831 LauraClark@RegencyCenters.com Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. Please refer to the documents filed by Regency Centers Corporation (“Regency” or the “Company”) with the Securities and Exchange Commission (“SEC”), specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019 the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO White Paper”), and elected the option of excluding gains on the sale and impairments of land from NAREIT FFO, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of real esta. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non- GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-tomarket of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. 6